UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025
THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1500 North Mantua Street
P.O. Box 5193
Kent, OH 44240
(Address of principal executive offices) (Zip Code)
(330) 673-9511
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On May 21, 2025, The Davey Tree Expert Company, as borrower (the “Company”), entered into the First Amendment (the “Credit Agreement Amendment”) to the Fifth Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of July 29, 2024, with the lending institutions party thereto, KeyBank National Association, as administrative agent, and PNC Bank, National Association and Wells Fargo Bank, National Association, as co-syndication agents. Also on May 21, 2025, the Company entered into Amendment No. 3 (the “Third Amendment” and, together with the Credit Agreement Amendment, the “Amendments”) to its Note Purchase and Private Shelf Agreement, dated September 21, 2018 (as amended, the “Purchase Agreement”), with PGIM, Inc. (“Prudential”), each of the initial purchasers named in the Purchaser Schedule attached to the Purchase Agreement, and each Prudential Affiliate (as defined in the Purchase Agreement) which has become or hereafter becomes a party thereto. The Amendments revise certain covenants in the applicable agreement to allow for certain intercompany advances among the Company and its subsidiaries. Except as amended by the respective Amendments, the remaining terms of each of the Credit Agreement and the Purchase Agreement remain in full force and effect.
The foregoing summary of the Amendments is qualified in its entirety by reference to the complete text of the Amendments, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition
On May 27, 2025, the Company issued its Quarterly Shareholder Report, including abbreviated financial and operating results for the quarter ended March 29, 2025. A copy of the Quarterly Shareholder Report is attached as Exhibit 99.1.
The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless such subsequent filing specifically references this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
See the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting on May 20, 2025. There were 40,615,598 shares represented at the Annual Meeting either in person, online or by proxy, which represented a quorum. Shareholders of the Company voted on two proposals. There were no broker nonvotes on any proposal at the Annual Meeting.

PROPOSAL ONE - ELECTION OF DIRECTORS. Elected the following nominees named in the Proxy Statement to serve as directors for the term expiring on the date of the Company’s 2028 Annual Meeting of Shareholders with the following votes:

	Number of Shares
	For	Withheld
Alejandra Evans	32,301,705	331,082
Matthew C. Harris	32,410,993	221,794
Joseph E. McNeely	32,452,561	180,226
Additional Directors whose terms in office as Directors continued after the Annual Meeting were Patrick M. Covey, Thomas A. Haught, Catherine M. Kilbane, Joseph R. Paul and Charles D. Stapleton.
PROPOSAL TWO - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 with the following votes:

	Number of Shares
	For	Against	Abstain
Proposal 2	31,812,283	325,128	495,376

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description to Exhibit
10.1	First Amendment to Fifth Amended and Restated Credit Agreement
10.2	Amendment No. 3 to Note Purchase and Private Shelf Agreement
99.1	Quarterly Shareholder Report
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul, Executive Vice President, Chief Financial Officer and Assistant Secretary and Director
Date: May 27, 2025